                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported) April 15, 2003.

                                STONERIDGE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            Ohio                        001-13337                34-1598949
-------------------------------       -------------         --------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization)         File Number)          Identification No.)


     9400 East Market Street, Warren, Ohio                       44484
     ----------------------------------------                  ----------
     (Address of Principal Executive Offices)                  (Zip Code)


                                 (330) 856-2443
              ----------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 9. REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On April 15, 2003, Stoneridge, Inc. issued a press release announcing that it expected its earnings per share to exceed its prior guidance and the current First Call consensus estimate. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           STONERIDGE, INC.



    Date: April 21, 2003                            /s/ Kevin P. Bagby
                                           -------------------------------------
                                           Kevin P. Bagby
                                           Treasurer and Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)

                                  EXHIBIT INDEX

Exhibit Number                                 Description

     99.1 Press release dated April 15, 2003, announcing change in first quarter earnings per share guidance.